UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2006

Juniata Valley Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania		17059
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-436-8211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 19, 2005, Juniata Valley Financial Corp. issued a press release reporting financial results for the quarter and year ended December 31, 2005. The aforementioned is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01 Other Events.

On January 17, 2006, the Board of Directors of Juniata Valley Financial Corp. declared a cash dividend of $.16 to shareholders of record February 15, 2006, payable on March 1, 2006. A copy of the press release announcing the dividend is being furnished as Exhibit 99.1 to this report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniata Valley Financial Corp.

January 19, 2006	By:	JoAnn McMinn

Name: JoAnn McMinn
Title: SVP and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release - 2005 Earnings and Q1 2006 Dividend